Credit Suisse First Boston Mortgage Securities Corp.	Contact:
Home Equity Pass-Through Certificates, HEAT Series 2005-6	Kristy Frideres
Account Administrator
651-495-2124
STATEMENT TO CERTIFICATEHOLDERS	kristy.frideres@usbank.com
Section 4.04 of the PSA, dated August 1, 2005

Distribution Date:	25-Nov-05

		Original	Beginning				Interest		Ending
		Certificate	Certificate	Principal	Interest	Realized Loss	Shortfall	Total	Certificate
Class	Cusip	Face Value	Balance (1)	Distribution	Distribution	of Principal	Amount	Distribution	Balance (1)
1-A-1	437084MV5	$222,500,000.00	$219,261,819.36	$3,394,401.58	$805,741.51	N/A	$0.00	$4,200,143.09	$215,867,417.78
1-A-2	437084MW3	$55,625,000.00	$54,815,454.84	$848,600.39	$203,795.49	N/A	$0.00	$1,052,395.88	$53,966,854.45
2-A-1	437084MX1	$201,000,000.00	$192,581,266.39	$7,590,281.39	$689,454.31	N/A	$0.00	$8,279,735.70	$184,990,985.00
2-A-2	437084MY9	$140,000,000.00	$140,000,000.00	$0.00	$516,881.94	N/A	$0.00	$516,881.94	$140,000,000.00
2-A-3	437084MZ6	$17,275,000.00	$17,275,000.00	$0.00	$65,862.14	N/A	$0.00	$65,862.14	$17,275,000.00
A-IO-S	437084NQ5	$800,000,100.00	$787,533,591.84	$0.00	$119,867.80	N/A	$0.00	$119,867.80	$775,700,308.48
M-1	437084NC6	$29,600,000.00	$29,600,000.00	$0.00	$114,891.17	$0.00	$0.00	$114,891.17	$29,600,000.00
M-2	437084ND4	$26,400,000.00	$26,400,000.00	$0.00	$102,925.17	$0.00	$0.00	$102,925.17	$26,400,000.00
M-3	437084NE2	$15,600,000.00	$15,600,000.00	$0.00	$61,222.42	$0.00	$0.00	$61,222.42	$15,600,000.00
M-4	437084NF9	$14,400,000.00	$14,400,000.00	$0.00	$57,505.00	$0.00	$0.00	$57,505.00	$14,400,000.00
M-5	437084NG7	$9,600,000.00	$9,600,000.00	$0.00	$38,584.67	$0.00	$0.00	$38,584.67	$9,600,000.00
M-6	437084NH5	$12,800,000.00	$12,800,000.00	$0.00	$52,328.00	$0.00	$0.00	$52,328.00	$12,800,000.00
M-7	437084NJ1	$10,400,000.00	$10,400,000.00	$0.00	$46,456.94	$0.00	$0.00	$46,456.94	$10,400,000.00
M-8	437084NK8	$8,800,000.00	$8,800,000.00	$0.00	$40,446.39	$0.00	$0.00	$40,446.39	$8,800,000.00
B-1	437084NL6	$7,200,000.00	$7,200,000.00	$0.00	$35,882.50	$0.00	$0.00	$35,882.50	$7,200,000.00
B-2	437084NM4	$7,600,000.00	$7,600,000.00	$0.00	$46,056.53	$0.00	$0.00	$46,056.53	$7,600,000.00
B-3	437084NN2	$7,200,000.00	$7,200,000.00	$0.00	$43,632.50	$0.00	$0.00	$43,632.50	$7,200,000.00
B-4	437084NS1	$4,000,000.00	$4,000,000.00	$0.00	$24,240.28	$0.00	$0.00	$24,240.28	$4,000,000.00
X	437084NR3	$800,000,100.00	$787,533,591.84	$0.00	$1,224,518.39	N/A	$0.00	$1,224,518.39	$775,700,308.48
P	437084NP7	$50.00	$50.00	$0.00	$198,762.76	$0.00	$0.00	$198,762.76	$50.00
R	437084NA0	$25.00	$0.00	$0.00	$0.00	N/A	$0.00	$0.00	$0.00
R-II	437084NB8	$25.00	$0.00	$0.00	$0.00	N/A	$0.00	$0.00	$0.00
Total		$790,000,100.00	$777,533,590.59	$11,833,283.36	$4,489,055.91	$0.00	$0.00	$16,322,339.27	$765,700,307.23

(1) Classes A-IO-S and X are IO Certs, and the Balances reflected for these Certs are Notional Amounts

			Interest		Ending		Current
	Principal	Interest	Carry-forward	Total	Certificate		Pass-Through
Class	Distribution	Distribution	Amount	Distribution	Balance	Class	Interest Rate
1-A-1	$15.25573744	$3.62131016	$0.00000000	$18.87704760	$970.19064171	1-A-1	4.267500%
1-A-2	$15.25573735	$3.66373915	$0.00000000	$18.91947649	$970.19064180	1-A-2	4.317500%
2-A-1	$37.76259398	$3.43012095	$0.00000000	$41.19271493	$920.35315920	2-A-1	4.157500%
2-A-2	$0.00000000	$3.69201386	$0.00000000	$3.69201386	$1,000.00000000	2-A-2	4.287500%
2-A-3	$0.00000000	$3.81256961	$0.00000000	$3.81256961	$1,000.00000000	2-A-3	4.427500%
A-IO-S	$0.00000000	$0.14983473	$0.00000000	$0.14983473	$969.62526440	A-IO-S	0.182648%
M-1	$0.00000000	$3.88145845	$0.00000000	$3.88145845	$1,000.00000000	M-1	4.507500%
M-2	$0.00000000	$3.89868068	$0.00000000	$3.89868068	$1,000.00000000	M-2	4.527500%
M-3	$0.00000000	$3.92451410	$0.00000000	$3.92451410	$1,000.00000000	M-3	4.557500%
M-4	$0.00000000	$3.99340278	$0.00000000	$3.99340278	$1,000.00000000	M-4	4.637500%
M-5	$0.00000000	$4.01923646	$0.00000000	$4.01923646	$1,000.00000000	M-5	4.667500%
M-6	$0.00000000	$4.08812500	$0.00000000	$4.08812500	$1,000.00000000	M-6	4.747500%
M-7	$0.00000000	$4.46701346	$0.00000000	$4.46701346	$1,000.00000000	M-7	5.187500%
M-8	$0.00000000	$4.59618068	$0.00000000	$4.59618068	$1,000.00000000	M-8	5.337500%
B-1	$0.00000000	$4.98368056	$0.00000000	$4.98368056	$1,000.00000000	B-1	5.787500%
B-2	$0.00000000	$6.06006974	$0.00000000	$6.06006974	$1,000.00000000	B-2	6.321367%
B-3	$0.00000000	$6.06006944	$0.00000000	$6.06006944	$1,000.00000000	B-3	6.321367%
B-4	$0.00000000	$6.06007000	$0.00000000	$6.06007000	$1,000.00000000	B-4	6.321367%
X	$0.00000000	$1.53064780	$0.00000000	$1.53064780	$969.62526440	R	4.267500%
						R-II	4.267500%
						LIBOR	4.03750%

For additional information regarding the Mortgage Loans serviced by Select Portfolio Servicing, Inc., please contact Select Portfolio Servicing, Inc. at csfbdeals@spservicing.com.

Credit Suisse First Boston Mortgage Securities Corp.	Contact:
Home Equity Pass-Through Certificates, HEAT Series 2005-6	Kristy Frideres
Account Administrator
651-495-2124
STATEMENT TO CERTIFICATEHOLDERS	kristy.frideres@usbank.com
Section 4.04 of the PSA, dated August 1, 2005

Distribution Date:	25-Nov-05

		GROUP 1	GROUP 2	TOTAL
(i)	Principal Distributions:
	Beginning Balance*	314,208,986.66	407,656,612.45	721,865,599.11
	Scheduled Principal	221,908.20	259,842.89	481,751.09
	Prepayments (Includes Curtailments)	4,001,783.31	7,318,127.17	11,319,910.48
	Net Liquidation Proceeds	0.00	0.00	0.00
	Loan Purchase Prices	0.00	0.00	0.00
	Total Principal Remittance	4,223,691.51	7,577,970.06	11,801,661.57
	Net Realized Losses	0.00	0.00	0.00
	Ending Balance	309,985,295.15	400,078,642.39	710,063,937.54
	Ending Count	2,687	2,396	5,083
	* Adjusted for Substitution Amount of $206,620.91
(ii)	Aggregate Ending Collateral Balance	341,334,272.57	434,366,035.91	775,700,308.48

(iii)	Ending Overcollateralization Amount	10,000,001.25

(iv)	Prefunding Account:
	Beginning Balance	63,385,196.61	84,708,025.14	148,093,221.75
	Subsequent Transfer	32,016,908.73	50,408,320.29	82,425,229.02
	Added to available certificate principal	19,310.46	12,311.33	31,621.79
	Amount on Deposit in Prefunding Account*	31,348,977.42	34,287,393.52	65,636,370.94
	* Represents Subsequent Transfer on 11/22/2005
(v)	Interest Distributions:
	Scheduled Interest - Net of Serv Fee & LPMI & Dividend Rewards	1,810,209.22	2,325,858.76	4,136,067.98
	Less Relief Act Interest Shortfall	0.00	0.00	0.00
	Less Net Prepayment Interest Shortfall	0.00	0.00	0.00
		1,810,209.22	2,325,858.76	4,136,067.98
(vi)	Capitalized Interest Account:
	Beginning Balance			636,295.39
	less: Capitalized Interest Requirement	118,847.68	129,954.19	248,801.87
	less: Withdrawal of Overfunded Interest Amount to Depositor			387,493.52
	Ending Balance			0.00

(vii)	Servicing Fee	72,510.43	108,399.17	180,909.60
	Trustee Fee	995.00	1,290.91	2,285.91
	Credit Risk Manager Fee	4,320.37	5,605.28	9,925.65
	Excess Servicing Fee	58,410.21	61,457.59	119,867.80
	LPMI	0.00	225.94	225.94

Credit Suisse First Boston Mortgage Securities Corp.	Contact:
Home Equity Pass-Through Certificates, HEAT Series 2005-6	Kristy Frideres
Account Administrator
651-495-2124
STATEMENT TO CERTIFICATEHOLDERS	kristy.frideres@usbank.com
Section 4.04 of the PSA, dated August 1, 2005

Distribution Date:	25-Nov-05

(viii)	Advances	Current Aggregate Advances as of determination date	1,440,906.68
		Outstanding Aggregate Advances as of end of prior calendar month	682,376.58

(ix)	Has SPS failed the Termination Test?	NO

(x)	Delinquency Information

	30-59 days delinquent		60-89 days delinquent		90 or more days delinquent
	Count	Balance	Count	Balance	Count	Balance
Group 1	90	8,197,591.10	16	1,890,002.94	2	160,189.10
Group 2	83	11,042,161.98	12	1,261,006.95	2	185,492.35
Total	173	19,239,753.08	28	3,151,009.89	4	345,681.45
*Note: The above statistics do not include loans in foreclosure or bankruptcy proceedings or REO properties.

	Outstanding Loans		Foreclosure		Bankruptcy		REO
	Count	Balance	Count	Balance	Count	Balance	Count	Balance	Market Value
Group 1	2,687	309,985,295.15	1	71,787.92	8	603,681.17	0	0.00	0.00
Group 2	2,396	400,078,642.39	2	522,124.69	8	1,381,370.05	1	36,444.62	42,300.00
Total	5,083	710,063,937.54	3	593,912.61	16	1,985,051.22	1	36,444.62	42,300.00

(xi)	Number of Loans for which Prepayment Premiums were collected	35
	Principal Balance of Loans for which Prepayment Premiums were collected	6,763,044.78
	Current amount of Prepayment Premiums	198,762.76

(xii)	Current Delinquency Rate (60+days)	0.78795%
	Rolling Three Month Delinquency Rate (60+days)	0.33537%

(xiii)	Number of Loans Repurchased	0
	Principal Balance of Loans Repurchased	0.00

(xiv)	Realized Losses incurred during the related Due Period	0.00
	Cumulative Realized Losses since Startup Day	0.00

(xv)	Weighted Average Term to Maturity of Mortgage Loans	355
	Weighted Average Gross Coupon of Mortgage Loans	7.17824%
	Weighted Average Net Coupon of Mortgage Loans	6.65756%

Credit Suisse First Boston Mortgage Securities Corp.	Contact:
Home Equity Pass-Through Certificates, HEAT Series 2005-6	Kristy Frideres
Account Administrator
651-495-2124
STATEMENT TO CERTIFICATEHOLDERS	kristy.frideres@usbank.com
Section 4.04 of the PSA, dated August 1, 2005

Distribution Date:	25-Nov-05

(xvi)	Aggregate number of Mortgage Loans in the pool	5,083

(xvii)	Insured Payment on Class A	0.00

(xviii)	Senior Enhancement Percentage	20.77054%

(xix)	Deposit to Basis Risk Reserve Fund	11,593.39
	Basis Risk Reserve Fund Balance	5,000.00

(xx)	Supplemental Interest Account

Trust Swap Payment from Trust	2,769,200.00
Swap Counterparty Payment to Trust	2,686,821.67
Net Trust Swap Payment paid to Swap Counterparty	82,378.33
Net Counterparty Payment paid to Trust	0.00
Swap Termination Payment	0.00

Beginning Balance	0.00
Deposit	82,378.33
Withdrawal to cover Current/Carryforward Interest	0.00
Withdrawal to cover Deferred Amounts	0.00
Withdrawal to cover Realized Losees	0.00
Withdrawal to cover Basis Risk	0.00
Withdrawal to pay Swap Provider	82,378.33
Withdrawal to pay Class X	0.00
Ending Balance	0.00

(xxi)	Ending Scheduled Balance of loans serviced by Wells	470,915,064.43
	Ending Scheduled Balance of loans serviced by SPS	239,148,873.11
		710,063,937.54

(xxii)	Servicer Remittance Amounts
	Wells Remittance Amount	8,522,175.46
	SPS Remittance Amount	7,614,316.85
		16,136,492.31